PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Appreciable Account

Supplement dated September 28, 2022,
to
Prospectuses dated May 1, 2022
for
Variable Universal Life Contracts

This supplement updates and amends certain information contained in the current prospectus and summary prospectus, as applicable, for your variable universal life insurance Contract, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

On August 1, 2022, American Century VP Mid Cap Value Fund (“the Fund”) restated its expenses. The Fund row in Appendix A is hereby deleted and replaced with the following.

Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2021
			1 year	5 year	10 year
Mid-Cap Value	American Century VP Value Fund (Class I) - American Century Investment Management, Inc.	0.71%^	24.51%	9.55%	12.03%
^The Fund’s annual current expense reflects temporary fee reductions.

In addition, as of August 3, 2022, the AST Small-Cap Growth Portfolio (“the Fund”) has a new subadvisory agreement. The row for the Fund in Appendix A is hereby deleted and replaced with the following.

Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2021
			1 year	5 year	10 year
Small-Cap Growth	AST Small-Cap Growth Portfolio - PGIM Investments LLC, AST Investment Services, Inc. / UBS Asset Management (Americas) Inc.; Emerald Mutual Fund Advisers Trust; Driehaus Capital Management LLC; Massachusetts Financial Services Company; Victory Capital Management Inc.	0.99%^	4.54%	18.03%	15.08%
^The Fund’s annual current expense reflects temporary fee reductions.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
PRODUCTSUP180
VUL1